VOYAGEUR MUTUAL FUNDS

Delaware National High-Yield Municipal Bond Fund
 (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated December 28, 2018

Effective Dec. 2, 2019, the following replaces the second paragraph in the section entitled “Purchasing Shares — General Information”:

You may purchase only up to $1 million ($250,000 for Delaware National High-Yield Municipal Bond Fund) of Class C shares of each Fund at one time. Orders that exceed $1 million or more ($250,000 or more for Delaware National High-Yield Municipal Bond Fund) will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $100,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Effective Dec. 2, 2019, the following replaces the first sentence in the section entitled “Purchasing Shares — Class A Shares — Dealer’s Commission”:

For initial purchases of Class A shares of $1 million or more ($250,000 or more for Delaware National High-Yield Municipal Bond Fund), a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

Effective Dec. 2, 2019, the following replaces the first paragraph in the section entitled “Redemption and Exchange — Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value”:

For purchases of $1 million or more ($250,000 or more for Delaware National High-Yield Municipal Bond Fund), a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2019.

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